LEGG MASON PARTNERS INCOME TRUST

SUPPLEMENT DATED JUNE 6, 2016

TO THE STATEMENT OF ADDITIONAL INFORMATION,

DATED SEPTEMBER 30, 2015, OF

WESTERN ASSET ADJUSTABLE RATE INCOME FUND

The information in this supplement is effective as of June 30, 2016.

The following language supplements the information appearing in the section titled “Investment Management and Other Services – Investment Professionals – Other Accounts Managed by Investment Professionals”:

Investment Professional	Type of Account	Number of Accounts Managed	Total Assets Managed ($)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based
John Bellows*	Registered investment companies	1	142.5 million	None	None
	Other pooled investment vehicles	3	2.1 billion	None	None
	Other accounts	7	753.1 million	None	None

*	Information is provided as of April 30, 2016.

The following language supplements the information appearing in the section titled “Investment Management and Other Services – Investment Professionals – Investment Professional Securities Ownership”:

Investment Professional	Dollar Range of Ownership of Securities ($)
John Bellows*	None

*	Information is provided as of April 30, 2016.

Please retain this supplement for future reference.

WASX279981